UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2005

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York		10017-5592
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (917) 663-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 15, 2005, Altria Group, Inc. (“Altria”) entered into a senior unsecured 364-day revolving credit agreement (the “364-Day Agreement”) and a senior unsecured 5-year revolving credit agreement (the “5-Year Agreement,” and together with the 364-Day Agreement, the “Revolving Credit Agreements”), each with the lenders named therein and JPMorgan Chase Bank, N.A. and Citibank N.A., as administrative agents. The 364-Day Agreement provides for borrowings up to an aggregate principal amount of $1.0 billion and expires on April 14, 2006. The 5-Year Agreement provides for borrowings up to an aggregate principal amount of $4.0 billion and expires on April 15, 2010. Interest rates on borrowings under the new facilities will be based on prevailing interest rates as described in the agreement.

The Revolving Credit Agreements replace Altria’s existing $5.0 billion 5-year revolving credit agreement, which was to expire on July 24, 2006. Both of the Revolving Credit Agreements will be used for general corporate purposes and to support Altria’s commercial paper issuances. Both of the Revolving Credit Agreements require the maintenance an earnings to fixed charges ratio, as defined in the agreements, of not less than 2.5 to 1.

At April 15, 2005, Altria had aggregate borrowings of $1.5 billion outstanding under the 5-Year Agreement.

Some of the lenders under the agreements and their affiliates have various relationships with Altria and its subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, Altria and some of its subsidiaries have entered into foreign exchange and other derivative arrangements with certain of the lenders and their affiliates.

The description above is a summary and is qualified in its entirety by the 364-Day Agreement and the 5-Year Agreement, which are filed as Exhibits 10.1 and 10.2 to this report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	$1.0 Billion 364-Day Revolving Credit Agreement dated as of April 15, 2005.

10.2	$4.0 Billion 5-Year Revolving Credit Agreement dated as of April 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ G. PENN HOLSENBECK
Name: G. Penn Holsenbeck
Title: Vice President, Associate General
Counsel and Corporate Secretary

DATE: April 20, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	$1.0 Billion 364-Day Revolving Credit Agreement dated as of April 15, 2005.

10.2	$4.0 Billion 5-Year Revolving Credit Agreement dated as of April 15, 2005.